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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2003


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


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
               DELAWARE                                                                      76-0343152
     (State or Other Jurisdiction                      001-7427                           (I.R.S. Employer
           of Incorporation)                     (Commission File No.)                   Identification No.)
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                              10300 TOWN PARK DRIVE
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

EXHIBIT NO.      DESCRIPTION
99.1             Press release of Veritas DGC Inc. dated September 3, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 3, 2003, Registrant issued a press release reporting earnings and other financial results for its fourth fiscal quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1.

         THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           VERITAS DGC INC.
                                           (Registrant)



                                                 /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                                   Matthew D. Fitzgerald
                                                 Executive Vice President,
                                                  Chief Financial Officer
                                                       and Treasurer


Date: September 3, 2003

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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press release of Veritas DGC Inc. dated September 3, 2003.